UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2009

GENEREX BIOTECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 14, 2009, Generex Biotechnology Corporation (the “Company”) issued a press release to announce that it has received approval from the U.S. Food and Drug Administration (FDA) to charge to recover costs for the treatment use of Generex Oral-lyn™, the Company’s proprietary oral insulin spray product, in patients with Type 1 or Type 2 diabetes mellitus in the FDA’s Treatment Investigational New Drug program that provides for early access to investigational treatments for life-threatening or otherwise serious conditions.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release issued by Generex Biotechnology Corporation dated October 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GENEREX BIOTECHNOLOGY CORPORATION.

Date: October 14, 2009	/s/ Rose C. Perri
Chief Operating Officer and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Generex Biotechnology Corporation dated October 14, 2009